EXECUTIVE EMPLOYMENT AGREEMENT


        This Executive Employment Agreement ("Agreement"), including the attached Exhibits "A", "B" and "C", is entered into by and between Halliburton Company, a Delaware corporation having offices at 3600 Lincoln Plaza, 500 N. Akard Street, Dallas, Texas 75201-3391 ("Employer"), and Richard B. Cheney, an individual currently residing at 2920 White Pine Lane, Jackson, Wyoming 83001 ("Employee"), to be effective on the later of the date of execution of this Agreement by the parties hereto or the date of approval of this Agreement by the Board of Directors of Employer pursuant to the provisions of Section 6.2 (the "Effective Date").

                                  WITNESSETH:

        WHEREAS, Employer is desirous of employing Employee pursuant to the terms and conditions and for the consideration set forth in this Agreement, and Employee is desirous of entering the employ of Employer pursuant to such terms and conditions and for such consideration.

        NOW, THEREFORE, for and in consideration of the mutual promises, covenants, and obligations contained herein, Employer and Employee agree as follows:


ARTICLE 1:        EMPLOYMENT AND DUTIES:

        1.1. Employer agrees to employ Employee, and Employee agrees to be employed by Employer, beginning as of the Effective Date and continuing until September 30, 2003 (the "Term"), subject to the terms and conditions of this Agreement.

        1.2. Beginning October 1, 1995, Employee shall be employed as Chief Executive Officer and President of Employer. Employee agrees to serve in the assigned position and to perform diligently and to the best of Employee's abilities the duties and services appertaining to such position as determined by Employer, as well as such additional or different duties and services appropriate to such position which Employee from time to time may be reasonably directed to perform by Employer. As of the Effective Date, Employee shall be elected as a member of Employer's Board of Directors and, upon the retirement of the incumbent Chairman of the Employer's Board of Directors, shall be elected to serve as the Chairman of the Employer's Board of Directors. Employee shall at all times comply with and be subject to such policies and procedures as Employer may establish from time to time.

        1.3. Employee shall, during the period of Employee's employment by Employer, devote Employee's full business time, energy, and best efforts to the business and affairs of Employer; provided, however, that it is agreed that Employee's employment shall be on an asneeded basis between the Effective Date and October 1, 1995 in order to enable Employee to wind up certain business matters and to relocate his residence, and further provided that Employee shall

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be permitted to complete any speaking  engagements for which he is contractually committed on the Effective Date. Subject to the provisos to the immediately preceding sentence, Employee may not engage, directly or indirectly, in any
other  business,   investment,  or  activity  that  interferes  with  Employee's performance of Employee's duties hereunder, is contrary to the interests of Employer, or requires any significant portion of Employee's business time. The foregoing notwithstanding, the parties recognize and agree that Employee may engage in passive personal investments and other business activities which do not conflict with the business and affairs of the Employer or interfere with Employee's performance of his duties hereunder. In that regard, Employee may serve on the board of directors of up to three corporations of his choice, so long as service on any such board simultaneously with his service on Employer's Board of Directors does not constitute a violation of federal statutory provisions, or related rules and regulations, pertaining to interlocking directorships and the meeting times of such boards of directors do not conflict with the meeting times of Employer's Board of Directors. Except as provided in the preceding sentence, Employee may not serve on the board of directors of any entity other than the Employer during the Term without the approval of the Audit Committee of the Employer's Board of Directors in accordance with the Employer's policies and procedures regarding such service, which approval will not be unreasonably withheld. Employee shall be permitted to retain any compensation received for such speaking engagements and service on other corporations' boards of directors.

        1.4. Employee acknowledges and agrees that Employee owes a fiduciary duty of loyalty, fidelity and allegiance to act at all times in the best interests of the Employer and to do no act which would intentionally injure Employer's business, its interests, or its reputation. It is agreed that any direct or indirect interest in, connection with, or benefit from any outside activities, particularly commercial activities, which interest might in any way adversely affect Employer, or any of its affiliates, involves a possible conflict of interest. In keeping with Employee's fiduciary duties to Employer, Employee agrees that Employee shall not knowingly become involved in a conflict of interest with Employer, or its affiliates, or upon discovery thereof, allow such a conflict to continue. Moreover, Employee agrees that Employee shall disclose to the Audit Committee of the Employer's Board of Directors any facts which might involve a possible conflict of interest.

        1.5 Effective as of the Effective Date, Employer and Employee shall enter into an Indemnification Agreement containing the terms and conditions set forth in Exhibit A attached to, and forming a part of, this Agreement.

        1.6 Employee represents that he is not aware of any pre-existing health problems which have not been disclosed to Employer.


ARTICLE 2:        COMPENSATION AND BENEFITS:

        2.1. For the period between the Effective Date and December 31, 1995, Employee's base salary shall be $250,000.00 which shall be paid in accordance

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with Employer's standard payroll practice for its executives commencing with the payroll period beginning October 1, 1995. Thereafter, Employee's base salary during the Term shall be not less than $1,000,000.00 per annum which shall be paid in accordance with the Employer's standard payroll practice for its executives.

        2.2. Employee shall be entitled to a bonus of $150,000.00 for the period between the Effective Date and December 31, 1995 provided he remains employed by the Employer during the entirety of such period. Such bonus shall be payable in a single lump sum payment as soon as practicable following December 31, 1995. Beginning in 1996 and for the remainder of the Term, Employee shall participate in Employer's Annual Reward Plan or such similar incentive arrangement as may be mutually agreeable to Employee and Employer.

        2.3. As of the Effective Date, the Employer shall grant to Employee under the Halliburton Company 1993 Stock and Long-Term Incentive Plan a nonqualified stock option to purchase up to 200,000 shares of the Employer's common stock. The form and other terms and conditions of such option (other than the exercise price, which shall be the closing price of Employer's common stock on the New York Stock Exchange on the Effective Date) are set forth in Exhibit B attached to, and forming a part of, this Agreement.

        2.4. As of October 1, 1995, the Employer shall grant to Employee under the Halliburton Company 1993 Stock and Long-Term Incentive Plan 100,000 shares of the Employer's common stock subject to the restrictions and other terms and conditions set forth in Exhibit C attached to, and forming a part of, this Agreement.

        2.5. At all times during the Term while Employee is employed by Employer hereunder, Employee will be designated as a participant in the Halliburton Company Senior Executives' Deferred Compensation Plan. For 1995, Employee will receive an allocation of $125,000 to his Deferred Compensation Account under such plan provided he remains employed with the Employer as of December 31, 1995 and thereafter during the Term will receive an allocation of at least $500,000.00 to his Deferred Compensation Account thereunder at the end of each full calendar year included in such Term provided he was employed by the Employer throughout the calendar year for which such allocation is to be made.

        2.6. The Employer will pay or reimburse Employee for all reasonable expenses incurred by Employee in the course of moving his principal residence, family and goods from Jackson, Wyoming to Dallas, Texas, including trips to and from Dallas, Texas to locate a new residence, packing, unpacking, storage, cartage and housing expenses of Employee and his family in Dallas, Texas for a period of up to four months from October 1, 1995 and prior to Employee's purchase of a new principal residence.

        2.7. From and after the Effective Date, Employer shall pay, or reimburse Employee, for all ordinary, reasonable and necessary expenses which Employee incurs in performing his duties under this Agreement including, but not limited to, travel, entertainment, professional dues and subscriptions, and all dues, fees and expenses associated with membership in various professional, business

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and civic associations and societies of which Employee's participation is in the best interest of Employer. Employer will reimburse Employee for reasonable legal expenses in connection with the negotiation of this Agreement.

        2.8. During the Term and while Employee is employed by Employer, and in addition to any group term life insurance otherwise generally provided to executive employees of Employer, Employer will purchase and maintain at its expense term life insurance on the life of Employee in the face amount of $2,500,000 payable to the beneficiary or beneficiaries designated by Employee; provided, however, that Employer's obligation to purchase and maintain such insurance shall be contingent upon Employee's insurability at no more than 150% of standard risk costs from a high quality insurance carrier (excluding special risk carriers).

        2.9. While employed by Employer, Employee shall be allowed to participate, on the same basis generally as other employees of Employer, in all general employee benefit plans and programs, including improvements or modifications of the same, which on the effective date or thereafter are made available by Employer to all or substantially all of Employer's executive employees. Such benefits, plans, and programs may include, without limitation, medical, health, and dental care, life insurance, disability protection, and qualified retirement plans. Except as specifically provided herein, nothing in this Agreement is to be construed or interpreted to provide greater rights, participation, coverage, or benefits under such benefit plans or programs than provided to executive employees pursuant to the terms and conditions of such benefit plans and programs.

        2.10. Employer shall not by reason of this Article 2 be obligated to institute, maintain, or refrain from changing, amending, or discontinuing, any incentive compensation or employee benefit program or plan, so long as such actions are similarly applicable to covered employees generally.

        2.11. Employer may withhold from any compensation, benefits, or amounts payable under this Agreement all federal, state, city, or other taxes as may be required pursuant to any law or governmental regulation or ruling.


ARTICLE 3:        TERMINATION PRIOR TO EXPIRATION OF TERM AND
                  EFFECTS OF SUCH TERMINATION:

        3.1. Employee's employment with Employer shall be terminated (i) upon the death of Employee, (ii) upon Employee's permanent disability (permanent disability being defined as Employee's physical or mental incapacity to perform his usual duties as an employee with such condition likely to remain continuously and permanently); provided, however, that in such event, Employee's employment shall be continued hereunder for a period of not less than one year from the date of such disability, but not beyond the end of the Term, with Employee's base salary during such period to be reduced by any Employer-financed disability benefits, or (iii) subject to the provisions of clause (ii), at any

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time during the Term by Employer  upon notice to Employee or by Employee upon 60 days' notice to Employer for any or no reason.

        3.2. If Employee's employment is terminated by reason of a "Voluntary Termination" (as hereinafter defined), the death of Employee, permanent disability of Employee (as defined in Section 3.1) or by the Employer for "Cause" (as hereinafter defined), all future compensation to which Employee is otherwise entitled and all future benefits for which Employee is eligible shall cease and terminate as of the date of termination, except as specifically provided in this Section 3.2. Employee, or his estate in the case of Employee's death, shall be entitled to pro rata base salary through the date of such termination and shall be entitled to any individual bonuses or individual incentive compensation not yet paid but due under Employer's plans but shall not be entitled to any other payments by or on behalf of Employer except for those which may be payable pursuant to the terms of Employer's employee benefit plans (as hereinafter defined). For purposes of this Section 3.2, a "Voluntary Termination" of the employment relationship by Employee prior to expiration of the Term shall be a termination of employment in the sole discretion of and at the election of Employee, other than (i) a termination of Employee's employment because of a material breach by Employer of any material provision of this Agreement which remains uncorrected for thirty (30) days following written notice of such breach by Employee to Employer or (ii) a termination of Employee's employment within six (6) months of a material reduction in Employees' rank or responsibility with Employer. For purposes of this Section 3.2, the term "Cause" shall mean any of (i) Employee's gross negligence or willful misconduct in the performance of the duties and services required of Employee pursuant to this Agreement; (ii) Employee's final conviction of a felony; or (iii) Employee's material breach of any material provision of this Agreement which remains uncorrected for thirty (30) days following written notice to Employee by Employer of such breach.

        3.3. If Employee's employment is terminated for any reason other than as described in Section 3.2 above during the Term, Employer shall pay to Employee a severance benefit consisting of a single lump sum cash payment equal to the value of any shares of Employer's common stock (based upon the closing price of Employer's common stock on the New York Stock Exchange on the date of termination of employment) which were granted to Employee pursuant to Section
2.4 and which are forfeited as a result of Employee's termination of employment plus the lesser of (i) 150% of the base salary (referenced with respect to the rate of such base salary as in effect at the date of Employee's termination of employment) that Employee would have received between the date of such termination of employment and the end of the Term or (ii) $3,000,000. Such severance benefit shall be paid no later than sixty (60) days following Employee's termination of employment. The severance benefit paid pursuant to this Section 3.3 to Employee shall be in consideration of Employee's continuing obligations hereunder after such termination (including, without limitation, Employee's non-competition obligations). Employee shall not be under any duty or obligation to seek or accept other employment following a termination of employment pursuant to which severance benefit payments under this Section 3.3 are owing and the amounts due Employee pursuant to this Section 3.3 shall not be reduced or suspended if Employee accepts subsequent employment or earns any

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amounts as a self-employed individual.  Employee's rights under this Section 3.3 are Employee's sole and exclusive rights against the Employer or its affiliates and the Employer's sole and exclusive liability to Employee under this Agreement, in contract, tort or otherwise, for the termination of his employment relationship with Employer. Employee covenants not to sue or lodge any claim, demand or cause of action against Employer based upon Employee's termination of employment for any monies other than those specified in this Section 3.3. If Employee breaches this covenant, Employer shall be entitled to recover from Employee all sums expended by Employer (including costs and attorneys' fees), in connection with such suit, claim, demand or cause of action. Nothing contained in this Section 3.3 shall be construed to be a waiver by Employee of any benefits accrued for or due Employee under any employee benefit plan (as such term is defined in the Employees' Retirement Income Security Act of 1974, as amended) maintained by Employer.

        3.4. It is expressly acknowledged and agreed that the decision as to whether "Cause" exists for termination of the employment relationship by the Employer and whether and as of what date Employee has become permanently disabled is delegated to the Board of Directors of Employer for determination. If Employee disagrees with the decision reached by Employer, the dispute will be limited to whether the Board of Directors of Employer reached this decision in good faith.

        3.5. Termination of the employment relationship does not terminate those
obligations  imposed  by  this  Agreement  which  are  continuing   obligations,
including, without limitation, Employee's obligations under Articles 4 and 5.


ARTICLE 4:        OWNERSHIP AND PROTECTION OF INTELLECTUAL
                  PROPERTY AND CONFIDENTIAL INFORMATION:

        4.1. All information, ideas, concepts, improvements, discoveries, and inventions, whether patentable or not, which are conceived, made, developed or acquired by Employee, individually or in conjunction with others, during Employee's employment by Employer (whether during business hours or otherwise and whether on Employer's premises or otherwise) which relate to Employer's business, products or services (including, without limitation, all such information relating to corporate opportunities, research, financial and sales data, pricing and trading terms, evaluations, opinions, interpretations, acquisition prospects, the identity of customers or their requirements, the identity of key contacts within the customer's organizations or within the organization of acquisition prospects, or marketing and merchandising techniques, prospective names, and marks), and all writings or materials of any type embodying any of such items, shall be disclosed to Employer and are and shall be the sole and exclusive property of Employer.

        4.2. Employee acknowledges that the businesses of Employer and its affiliates are highly competitive and that their strategies, methods, books, records, and documents, their technical information concerning their products, equipment, services, and processes, procurement procedures and pricing

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techniques,  the names of and other  information  (such as credit and  financial
data)  concerning  their  customers  and  business   affiliates,   all  comprise
confidential business information and trade secrets which are valuable, special, and unique assets which Employer, or its affiliates use in their business to
obtain  a  competitive  advantage  over  their  competitors.   Employee  further
acknowledges that protection of such confidential business information and trade secrets against unauthorized disclosure and use is of critical importance to Employer, and its affiliates in maintaining their competitive position. Employee hereby agrees that Employee will not, at any time during or after his employment by Employer, make any unauthorized disclosure of any confidential business information or trade secrets of Employer, or its affiliates, or make any use
thereof,  except  in  the  carrying  out  of  his  employment   responsibilities
hereunder. The above notwithstanding,  a disclosure shall not be unauthorized if
(i) it is required by law or by a court of competent jurisdiction or (ii) it is in connection with any judicial or other legal proceeding in which Employee's legal rights and obligations as an employee or under this Agreement are at issue; provided, however, that Employee shall, to the extent practicable and lawful in any such events, give prior notice to Employer of his intent to disclose any such confidential business information in such context so as to allow Employer an opportunity (which Employee will not oppose) to obtain such protective orders or similar relief with respect thereto as it may deem appropriate.

        4.3. All written materials, records, and other documents made by, or coming into the possession of, Employee during the period of Employee's employment by Employer which contain or disclose confidential business information or trade secrets of Employer, or its affiliates shall be and remain the property of Employer, or its affiliates, as the case may be. Upon termination of Employee's employment by Employer, for any reason, Employee promptly shall deliver the same, and all copies thereof, to Employer.


ARTICLE 5:        POST-EMPLOYMENT AND NON-COMPETITION OBLIGATIONS:

        5.1. As part of the consideration for the compensation and benefits to be paid to Employee hereunder, and as an additional incentive for Employer to enter into this Agreement, Employer and Employee agree to the non-competition provisions of this Article 5. Employee agrees that during the period of Employee's non-competition obligations hereunder, Employee will not, directly or indirectly for Employee or for others, in any geographic area or market where Employer or any of their affiliated companies are conducting any business (other than de minimis business operations) as of the date of termination of the employment relationship or have during the previous twelve months conducted any business (other than de minimis business operations):

         (i)    engage in any business  directly  competitive  with any business
                (other  than  de  minimis  business  operations)   conducted  by
                Employer or any of Employer's affiliates;

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         (ii)   render  advice or services  to, or otherwise  assist,  any other person, association, or entity who is engaged, directly or indirectly, in any business directly competitive with any business (other than de minimis business operations) conducted by Employer or any of Employer's affiliates; or

         (iii) induce any employee of Employer or any of its affiliates (other than Employee's personal secretary or administrative assistant) to terminate his employment with Employer, or itsaffiliates, or hire or assist in the hiring of any such induced employee by any person, association, or entity not affiliated with Employer.

These non-competition obligations shall extend until two years after termination of the employment relationship between Employer and Employee. The above notwithstanding, nothing in this Section 5.1 shall prohibit Employee from engaging in or being employed by any entity that engages in the provision of management consulting or other consulting services to third parties, even where such entity on occasion renders advice or services to, or otherwise assists, any other person, association, or entity who is engaged, directly or indirectly, in any business directly competitive with any business conducted by Employer or any of Employer's affiliates, so long as Employee does not personally, directly or indirectly (A) participate in rendering such advice, services or assistance to any such competing person, association or entity, (B) provide any information or other assistance to any other person employed by Employee or by any such consulting entity for use, directly or indirectly, in rendering such assistance to any competing person, association or entity or (C) engage in any conduct which would be violative of the provisions of Article 4 hereof.

        5.2. Employee understands that the foregoing restrictions may limit his ability to engage in certain businesses anywhere in the world during the period provided for above, but acknowledges that Employee will receive sufficiently high remuneration and other benefits under this Agreement to justify such restriction. Employee acknowledges that money damages would not be sufficient remedy for any breach of this Article 5 by Employee, and agrees that Employer, on its own behalf or on behalf of any of its affiliates, shall be entitled to specific performance and injunctive relief as remedies for such breach or any threatened breach. Such remedies shall not be deemed the exclusive remedies for a breach of this Article 5, but shall be in addition to all remedies available at law or in equity to Employer, including, without limitation, the recovery of damages from Employee and his agents involved in such breach.

        5.3. It is expressly understood and agreed that Employer and Employee consider the restrictions contained in this Article 5 to be reasonable and necessary to protect the proprietary information and/or goodwill of Employer and its affiliates. Nevertheless, if any of the aforesaid restrictions are found by a court having jurisdiction to be unreasonable, or overly broad as to geographic area or time, or otherwise unenforceable, the parties intend for the restrictions therein set forth to be modified by such courts so as to be reasonable and enforceable and, as so modified by the court, to be fully enforced.

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ARTICLE 6:        MISCELLANEOUS:

        6.1. For purposes of this Agreement, (i) the terms "affiliates" or "affiliated" means an entity who directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with Employer or in which Employer has a 50% or more equity interest, and (ii) any action or omission permitted to be taken or omitted by Employer hereunder shall only be taken or omitted by Employer upon the express authority of the Board of Directors of Employer or of any Committee of the Board to which authority over such matters may have been delegated.

        6.2 Although executed and delivered by the parties hereto, this Agreement shall not become effective until such time as the Board of Directors of Employer has expressly approved this Agreement. Employer agrees to notify Employee promptly of the date of such approval.

        6.3. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when received by or tendered to Employee or Employer, as applicable, by pre-paid courier or by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

        If to Employer, to Halliburton Company at its corporate headquarters to the attention of the General Counsel of Halliburton Company.

        If to Employee, to his last known personal residence.

        6.4. This Agreement shall be governed in all respects by the laws of the State of Texas, excluding any conflict-of-law rule or principle that might refer to the laws of another State or country.

        6.5. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

        6.6. It is a desire and intent of the parties that the terms, provisions, covenants, and remedies contained in this Agreement shall be enforceable to the fullest extent permitted by law. If any such term, provision, covenant, or remedy of this Agreement or the application thereof to any person, association, or entity or circumstances shall, to any extent, be construed to be invalid or unenforceable in whole or in part, then such term, provision, covenant, or remedy shall be construed in a manner so as to permit its enforceability under the applicable law to the fullest extent permitted by law. In any case, the remaining provisions of this Agreement or the application thereof to any person, association, or entity or circumstances other than those to which they have been held invalid or unenforceable, shall remain in full force and effect.


                                   - Page 9 -

        6.7. This Agreement shall be binding upon and inure to the benefit of Employer and any other person, association, or entity which may hereafter acquire or succeed to all or substantially all of the business or assets of Employer by any means whether direct or indirect, by purchase, merger, consolidation, or otherwise. Employee's rights and obligations under this Agreement are personal and such rights, benefits, and obligations of Employee shall not be voluntarily or involuntarily assigned, alienated, or transferred, whether by operation of law or otherwise, without the prior written consent of Employer, other than in the case of death or incompetence of Employee.

        6.8. This Agreement replaces and merges any previous agreements and discussions pertaining to the subject matter covered herein. This Agreement constitutes the entire agreement of the parties with regard to such subject matter, and contains all of the covenants, promises, representations, warranties, and agreements between the parties with respect such subject matter. Each party to this Agreement acknowledges that no representation, inducement, promise, or agreement, oral or written, has been made by either party with respect to such subject matter, which is not embodied herein, and that no agreement, statement, or promise relating to the employment of Employee by Employer that is not contained in this Agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is in writing and signed by each party whose rights hereunder are affected thereby, provided that any such modification must be authorized or approved by the Board of Directors of Employer.

        IN WITNESS WHEREOF, Employer and Employee have duly executed this Agreement at Dallas, Texas in multiple originals to be effective on the date first stated above.

                                       HALLIBURTON COMPANY


                                       By:
                                            Thomas H. Cruikshank
                                            Chairman of the Board and
                                            Chief Executive Officer




                                       EMPLOYEE




                                       Name:     Richard B. Cheney


Date:    August 10, 1995


                                  - Page 10 -

                                  Exhibit A To
                         Executive Employment Agreement
                      By and Between Richard B. Cheney and
                              Halliburton Company


                           INDEMNIFICATION AGREEMENT


         THIS AGREEMENT is made this 10th day of August, 1995 by and between Halliburton Company, a Delaware corporation, (the "Company") and Richard B. Cheney (the "Indemnitee").

                                    RECITALS

         A. The Indemnitee has been requested to serve, or is presently serving, as a Director and/or an officer of the Company. The Company desires the Indemnitee to serve or to continue to serve in such capacity. The Company believes that the Indemnitee's undertaking or continued undertaking of such responsibilities is important to the Company and that the protection afforded by this Agreement will enhance the Indemnitee's ability to discharge such responsibilities under existing circumstances. The Indemnitee is willing, subject to certain conditions including without limitation the execution and performance of this Agreement by the Company and the Company's agreement to provide the Indemnitee at all times the broadest and most favorable (to Indemnitee) indemnification permitted by applicable law (whether by legislative action or judicial decision), to serve or to continue to serve in that capacity.

         B. In addition to the indemnification to which the Indemnitee is entitled under the Composite Certificate of Incorporation of the Company (the "Certificate") or the By-laws, as amended, of the Company (the "By-laws"), the Company has purchased and currently maintains insurance protecting its officers and directors and certain other persons (including the Indemnitee) against certain losses arising out of actual or threatened actions, suits or proceedings to which such persons may be made or threatened to be made parties ("D&O Insurance").

         NOW, THEREFORE, for and in consideration of the premises, the mutual promises hereinafter set forth, the reliance of the Indemnitee hereon in continuing to serve the Company in his present capacity and in undertaking to serve the Company in any additional capacity or capacities, the Company and the Indemnitee agree as follows:

         1. Indemnification - General. The Company shall indemnify and advance Expenses (as hereinafter defined) to Indemnitee to the fullest extent, and only to the extent, permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement.

         Although there can be no assurance as to the continuation or renewal of the D&O Insurance or that any such D&O Insurance will provide coverage for losses to which the Indemnitee may be exposed, the Company will use commercially reasonable efforts, taking into consideration availability of D&O Insurance in the marketplace, to continue D&O Insurance in effect at current levels for the duration of Indemnitee's service and for six (6) years thereafter.

         2. Proceedings Other than Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the indemnification rights provided in this Section 2 if, by reason of his Corporate Status (as hereinafter defined), he is, or is threatened to be made, a party to, or otherwise incurs Expenses in connection with, any threatened, pending or completed Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Company. Pursuant to this Section 2, Indemnitee shall be indemnified against Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

         3. Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the indemnification rights provided in this Section 3, if, by reason of his Corporate Status, he is, or is threatened to be made, a party to, or otherwise incurs Expenses in connection with, any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 3, Indemnitee shall be indemnified against Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company. Notwithstanding the foregoing, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification against Expenses shall nevertheless be made by the Company despite such adjudication of liability, if and only to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or is pending, shall determine.

         4. Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For the purposes of this Section 4 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

         5. Contribution. In the event that the indemnity contained in Sections 2, 3 or 4 of this Agreement is unavailable or insufficient to hold Indemnitee harmless in a Proceeding described therein, then in accordance with the non-exclusivity provisions of the Delaware General Corporation Law and the Certificate and By-laws, and separate from and in addition to, the indemnity provided elsewhere herein, the Company shall contribute to Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such Proceeding or any claim, issue or matter therein, in such proportion as appropriately reflects the relative benefits received by, and fault of, the Company on the one hand and Indemnitee on the other in the acts, transactions or matters to which the Proceeding relates and other equitable considerations.

         6.       Procedure for Determination of Entitlement to Indemnification.

                (a) To obtain  indemnification under this Agreement,  Indemnitee shall submit to the Company a written request, including such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The determination of Indemnitee's entitlement to indemnification shall be made not later than 90 days after receipt by the Company of the written request for indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

                (b) Indemnitee's entitlement to indemnification under any of Sections 2, 3, 4 and 5 of this Agreement shall be determined in the specific case: (i) by the Board of Directors by a majority vote of a quorum of the Board consisting of Disinterested Directors (as hereinafter defined); (ii) by Independent Counsel (as hereinafter defined), in a written opinion if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs; or (iii) by the stockholders of the Company. If, with regard to Section 5 of this Agreement, such a determination is not permitted by law or if a quorum of Disinterested Directors so directs, such determination shall be made by the Chancery Court of the State of Delaware or the court in which the Proceeding giving rise to the claim for indemnification is brought.

                (c) In the event that the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to
         Section 6(b) of this Agreement, the Independent Counsel shall be selected as provided in this Section 6(c). The Independent Counsel shall be selected by the Board of Directors, and the Company shall give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected. Indemnitee may, within 7 days after receipt of such written notice of selection shall have been given, deliver to the Company a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent

         Counsel" as defined in Section 13 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is made, the Independent Counsel so selected shall be disqualified from acting as such. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 6(a) of this Agreement, no Independent Counsel shall have been selected, or if selected shall have been objected to, in accordance with this Section 6(c), either the Company or Indemnitee may petition the Court of Chancery of the State of Delaware for the appointment as Independent Counsel of a person selected by such court or by such other person as such court shall designate, and the person so appointed shall act as Independent Counsel under Section 6(b) of this Agreement, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 6(c), regardless of the manner in which such Independent Counsel was selected or appointed.

         7. Advancement of Expenses. The Company shall advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within 20 days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Indemnitee shall, and hereby undertakes to, repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses.

         8. Presumptions and Effect of Certain Proceedings. The termination of any proceeding described in any of Sections 2, 3 or 4 of this Agreement, or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

         9. Term of Agreement. All agreements and obligations of the Company contained herein shall commence as of the time the Indemnitee commenced to serve as a director, officer, employee or agent of the Company (or commenced to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue for so long as Indemnitee shall so serve or shall be, or could become, subject to any possible Proceeding in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder.

         10. Notification and Defense of Claim. Promptly after receipt by Indemnitee of notice of the commencement of any Proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission to notify the Company will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such Proceeding as to which Indemnitee notifies the Company of the commencement thereof:

                (a) The Company will be entitled to participate therein at its own expense.

                (b) Except as otherwise  provided  below,  to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other Expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its counsel in such Proceeding but the fees and Expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, or (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such Proceeding, or (iii) the Company shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the fees and Expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above.

                (c) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding or claim effected without its written consent. The Company shall not settle any Proceeding or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

         11.      Enforcement.

                (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve or continue to serve as a director and/or officer of the Company, and acknowledges that Indemnitee is relying upon this Agreement in serving or continuing to serve in such capacity.

                (b) In the event Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse Indemnitee for all of Indemnitee's reasonable fees and Expenses in bringing and pursuing such action.

         12. Non-Exclusivity of Rights. The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Certificate, the By-laws, any agreement, a vote of stockholders or a resolution of directors, or otherwise.

         13.    Definitions.   For purposes of this Agreement:

                (a) "Corporate Status" describes the status of a person who is or was a director, officer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.

                (b) "Disinterested Director" means a director of the Company who is not and was not at any time a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

                (c) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or Expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend or investigating a Proceeding.

                (d) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

                (e) "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative.

         14. Severability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

         15.  Governing Law; Binding Effect; Amendment and Termination.

                (a)  THIS  AGREEMENT   SHALL  BE  INTERPRETED  AND  ENFORCED
         IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY

         CONFLICT-OF-LAW RULE OR PRINCIPLE THAT MIGHT REFER TO THE LAWS OF ANOTHER STATE OR COUNTRY.

                (b) This Agreement shall be binding upon Indemnitee and upon the Company, its successors and assigns, and shall inure to the benefit of Indemnitee, his heirs, personal representatives and assigns and to the benefit of the Company, its successors and assigns.

                (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing by the parties.

         The parties have executed this Agreement as of the day and year first above written.

                                       HALLIBURTON COMPANY


                                       By: /s/ Thomas H. Cruikshank
                                          -----------------------------
                                               Thomas H. Cruikshank
                                               Chairman of the Board and
                                               Chief Executive Officer


                                           /s/ Richard B. Cheney
                                          ------------------------------
                                               Richard B. Cheney
                                               Indemnitee

                                  Exhibit B to
                         Executive Employment Agreement
                      By and Between Richard B. Cheney and
                              Halliburton Company


                      NONSTATUTORY STOCK OPTION AGREEMENT


         AGREEMENT made as of the 10th day of August,  1995, between HALLIBURTON
COMPANY,  a  Delaware  corporation  (the  "Company"),   and  Richard  B.  Cheney
("Employee").

         To carry out the purposes of the HALLIBURTON COMPANY 1993 STOCK AND LONG-TERM INCENTIVE PLAN (the "Plan"), by affording Employee the opportunity to purchase shares of common stock, par value $2.50 per share, of the Company ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Employee hereby agree as follows:

         1. Grant of Option. The Company hereby irrevocably grants to Employee the right and option ("Option") to purchase all or any part of an aggregate of 200,000 shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. This Option shall not be treated as an incentive stock option within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Purchase Price. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $_______ per share, which has been determined to be not less than the fair market value of the Stock at the date of grant of this Option. For all purposes of this Agreement, fair market value of Stock shall be determined in accordance with the provisions of the Plan.

         3. Exercise of Option. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Vice President and Secretary, at any time and from time to time after the date of grant hereof, but, except as otherwise provided below, this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

                                                        Percentage of Shares
                  Number of Full Years                  That May be Purchased

                  Less than         1 year                        0%
                                    1 year                        33 1/3%
                                    2 years                       67%
                                    3 years                       100%


         This Option is not transferable by Employee otherwise than by will or the laws of descent and distribution, and may be exercised only by Employee during Employee's lifetime. This Option may be exercised only while Employee remains an employee of the Company, subject to the following exceptions:

                (a) If Employee's employment with the Company terminates by reason of disability (disability being defined as being physically or mentally incapable of performing the Employee's usual duties as an
         Employee with such condition likely to remain continuously and permanently, as determined by the Committee administering the Plan (the "Committee")), this Option may be exercised in full by Employee (or Employee's estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) at any time during the period ending on the Expiration Date.

                (b) If Employee dies while in the employ of the Company, Employee's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee, may exercise this Option in full at any time during the period ending on the Expiration Date.

                (c) If Employee's employment with the Company terminates by reason of retirement at or after age 62 or earlier retirement with consent of the Committee, this Option may be exercised in full by Employee at any time during the period ending on the Expiration Date (as defined below). If Employee dies after such retirement, this Option may be exercised in full by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of the Employee) during the period ending on the Expiration Date.

                (d) If Employee's employment with the Company is terminated by the Company other than for "Cause" or Employee terminates his employment with the Company (i) because of a material breach by the Company of any material provision of any employment agreement between the Company and Employee which remains uncorrected for 30 days following written notice of such breach by Employee to the Company or
         (ii) within six months of a material reduction in Employee's rank or responsibilities with the Company, this Option may be exercised in full by Employee at any time during the period ending on the Expiration Date or by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of the Employee) during the period ending on the Expiration Date if Employee dies during such period. For purposes of this Agreement, the term "Cause" shall mean any of (i) Employee's gross negligence or willful misconduct in the performance of the duties and services required of Employee pursuant to this Agreement, (ii) Employee's final conviction of a felony; or (iii) Employee's material breach of any material provision of this Agreement which remains uncorrected for 30 days following written notice to Employee by the Company of such breach.

                (e) If Employee's employment with the Company terminates for any reason other than those set forth in subparagraphs (a) through (d) above, this Option may be exercised by Employee at any time during the period of 30 days following such termination, or by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of the Employee) during a period of six months following Employee's death if Employee dies during such 30-day period, but in each case only as to the number of shares Employee was entitled to purchase hereunder upon exercise of this Option as of the date Employee's employment so terminates.

         This Option shall not be exercisable in any event prior to the expiration of six months from the date of grant hereof or after the expiration of ten years from the date of grant hereof (the "Expiration Date") notwithstanding anything hereinabove contained. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise
(a) in cash (including check, bank draft or money order payable to the order of the Company), (b) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (c) by a combination of cash or Stock. Payment may also be made, in the discretion of the Committee or its delegate, as appropriate, by delivery (including by facsimile transmission) to the Company of an executed irrevocable option exercise form, coupled with irrevocable instructions to a broker-dealer designated by the Company to simultaneously sell a sufficient number of the shares as to which the option is exercised and deliver directly to the Company that portion of the sales proceeds representing the exercise price. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof; rather, Employee shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Employee, Employee (or the person permitted to exercise this Option in the event of Employee's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

         4. Withholding of Tax. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Employee for federal or state income tax purposes, Employee shall deliver to the Company at the time of such exercise or disposition such amount of money or shares of Stock as the Company may require to meet its withholding obligation under applicable tax laws or regulations, and, if Employee fails to do so, the Company is authorized to withhold from any cash or Stock remuneration then or thereafter payable to Employee any tax required to be withheld by reason of such resulting compensation income. Upon an exercise of this Option, the Company is further authorized in its discretion to satisfy any such withholding requirement out of any cash or shares of Stock distributable to Employee upon such exercise.

         5. Status of Stock. Notwithstanding any other provision of this Agreement, in the absence of an effective registration statement for issuance under the Securities Act of 1933, as amended (the "Act"), of the shares of Stock acquirable upon exercise of this Option, or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use its best efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

         Employee agrees that the shares of Stock which Employee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state. Employee also agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

         If Employee desires to sell any shares of Stock acquired pursuant to the provisions of this Agreement and if such shares may not be sold on the open market without registration pursuant to applicable securities laws, then the Company shall, within five days after notice from Employee indicating his intention to sell such shares and the number of shares to be sold, purchase for cash such shares at a price per share based on the closing sales price for shares of Stock traded on the New York Stock Exchange on the date of receipt by the Company of said notice.

         6. Employment Relationship. For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of either the Company, a parent or subsidiary corporation (as defined in section 424 of the Code) of the Company, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee or its delegate, as appropriate, and such determination shall be final.

         7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

         8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, excluding any conflict-of-law rule or principle that might refer to the laws of another State or country.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.


                                               HALLIBURTON COMPANY



                                               By:--------------------------
                                                   Thomas H. Cruikshank
                                                   Chairman of the Board and
                                                   Chief Executive Officer



                                                  --------------------------
                                                   Richard B. Cheney
                                                   Employee

               Attachment to Nonstatutory Stock Option Agreement




Please furnish the following information for shareholder records:



-------------------------------                  -----------------------------
(Given name and initial must be used             Social Security Number
for stock registry)                              (if applicable)



-------------------------------                  -----------------------------
                                                 Birth Date
                                                 Month/Day/Year


-------------------------------                  -----------------------------
                                                 Name of Employer


-------------------------------                  -----------------------------
Address (Zip Code)                               Day phone number

United States Citizen:  Yes   x    No___



                PROMPTLY NOTIFY THE VICE PRESIDENT AND SECRETARY
                             OF HALLIBURTON COMPANY
                    3600 LINCOLN PLAZA, DALLAS, TEXAS 75201
                           OF ANY CHANGE IN ADDRESS.

                                  Exhibit C to
                         Executive Employment Agreement
                      By and Between Richard B. Cheney and
                              Halliburton Company


                           RESTRICTED STOCK AGREEMENT


         AGREEMENT made as of the 1st day of October,  1995, between HALLIBURTON
COMPANY,  a  Delaware  corporation  (the  "Company"),   and  Richard  B.  Cheney
("Employee").

         1.     Award.

                (a) Shares. Pursuant to the Halliburton Company 1993 Stock and Long-Term Incentive Plan (the "Plan"), 100,000 shares (the "Restricted Shares") of the Company's common stock, par value $2.50 per share ("Stock"), shall be issued as hereinafter provided in Employee's name subject to certain restrictions thereon.

                (b) Issuance of Restricted Shares. The Restricted Shares shall be issued upon acceptance hereof by Employee and upon satisfaction of the conditions of this Agreement.

                (c) Plan Incorporated. Employee acknowledges receipt of a copy of the Plan, and agrees that this award of Restricted Shares shall be subject to all of the terms and conditions set forth in the Plan, including future amendments thereto, if any, pursuant to the terms thereof, which Plan is incorporated herein by reference as a part of this Agreement.

         2. Restricted Shares. Employee hereby accepts the Restricted Shares when issued and agrees with respect thereto as follows:

                (a) Forfeiture Restrictions. The Restricted Shares may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of to the extent then subject to the Forfeiture Restrictions (as hereinafter defined), and in the event of termination of Employee's employment with the Company for a reason other than those set forth in the first sentence of subparagraph (c) of this Paragraph 2, Employee shall, for no consideration, forfeit to the Company all Restricted Shares to the extent then subject to the Forfeiture Restrictions. The prohibition against transfer and the obligation to forfeit and surrender Restricted Shares to the Company upon termination of employment are herein referred to as "Forfeiture Restrictions." The Forfeiture Restrictions shall be binding upon and enforceable against any transferee of Restricted Shares.

                (b) Lapse of Forfeiture Restrictions. The Forfeiture Restrictions shall lapse as to the Restricted Shares in accordance with the following schedule provided that Employee has been continuously employed by the Company from the date of this Agreement through the lapse date:

                                                  Percentage of Total
                                                  Number of Restricted Shares
                                                  as to Which Forfeiture
         Lapse Date                               Restrictions Lapse

First Anniversary of the
  date of this Agreement                                12.5%

Second Anniversary of the
  date of this Agreement                                12.5%

Third Anniversary of the
  date of this Agreement                                12.5%

Fourth Anniversary of the
  date of this Agreement                                12.5%

Fifth Anniversary of the
  date of this Agreement                                12.5%

Sixth Anniversary of the
  date of this Agreement                                12.5%

Seventh Anniversary of the
  date of this Agreement                                12.5%

Eighth Anniversary of the
  date of this Agreement                                12.5%

                (c) Notwithstanding the provisions of subparagraph (b) of Paragraph 2, the Forfeiture Restrictions shall lapse as to all of the Restricted Shares on the earlier of (i) the occurrence of a Corporate Change (as such term is defined in the Plan), or (ii) the date Employee's employment with the Company is terminated by reason of death, disability (disability being defined as being physically or mentally incapable of performing Employee's usual duties as an employee, with such condition likely to remain continuously and permanently, as determined by the Committee which administers the Plan (the "Committee")), retirement on or after age sixty-two or retirement prior to age sixty-two with consent of the Committee, or (iii) involuntary termination by the Company other than for Cause or (iv) Employee's termination of his employment with the Company
(y) because of a material breach by the Company of any material provision of any employment agreement between the Company and Employee which remains uncorrected for thirty (30) days following written notice of such breach by Employee to the Company or (z) within six (6) months of a material reduction in Employee's rank or responsibilities with the Company. For purposes of this Agreement, the term "Cause" shall mean any of (i) Employee's gross negligence or willful misconduct in the performance of the duties and services required of Employee pursuant to this Agreement, (ii) Employee's final conviction of a felony; or (iii) Employee's material breach of any material provision of this Agreement which remains uncorrected for thirty (30) days following written notice to Employee by the Company of such breach.

                (d) Certificates. A certificate evidencing the Restricted Shares shall be issued by the Company in Employee's name, or at the option of the Company, in the name of a nominee of the Company, pursuant to which Employee shall have voting rights and shall be entitled to receive all dividends unless and until the Restricted Shares are forfeited pursuant to the provisions of this Agreement. The certificate shall bear a legend evidencing the nature of the Restricted Shares, and the Company may cause the certificate to be delivered upon issuance to the Secretary of the Company or to such other depository as may be designated by the Company as a depository for safekeeping until the forfeiture occurs or the Forfeiture Restrictions lapse pursuant to the terms of the Plan and this award. Upon request of the Committee or its delegate, Employee shall deliver to the Company a stock power, endorsed in blank, relating to the Restricted Shares then subject to the Forfeiture Restrictions. Upon the lapse of the Forfeiture Restrictions without forfeiture, the Company shall cause a new certificate or certificates to be issued without legend in the name of Employee for the shares upon which Forfeiture Restrictions lapsed. Notwithstanding any other provisions of this Agreement, the issuance or delivery of any shares of Stock (whether subject to restrictions or unrestricted) may be postponed for such period as may be required to comply with applicable requirements of any national securities exchange or any requirements under any law or regulation applicable to the issuance or delivery of such shares. The Company shall not be obligated to issue or deliver any shares of Stock if the issuance or delivery thereof shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.

         3. Withholding of Tax. To the extent that the receipt of the Restricted Shares or the lapse of any Forfeiture Restrictions results in income to Employee for federal or state income tax purposes, Employee shall deliver to the Company at the time of such receipt or lapse, as the case may be, such amount of money or shares of unrestricted Stock as the Company may require to meet its withholding obligation under applicable tax laws or regulations, and, if Employee fails to do so, the Company is authorized to withhold from any cash or Stock remuneration then or thereafter payable to Employee any tax required to be withheld by reason of such resulting compensation income.

         4. Status of Stock. Employee agrees that the Restricted Shares will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws. Employee also agrees (i) that the certificates representing the Restricted Shares may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the Restricted Shares on the stock transfer records of the Company if such proposed transfer would be in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the Restricted Shares. If Employee desires to sell any shares of Common Stock acquired pursuant to the provisions of this Agreement upon which restrictions have theretofore lapsed and if such shares may not be sold on the open market without registration pursuant to applicable securities laws, then the Company shall, within five (5) days after notice from the Employee indicating his intention to sell such shares and the number of shares to be sold, purchase for cash such shares at a price per share based on the closing sales price for shares of Common Stock traded on the New York Stock Exchange on the date of receipt by the Company of said notice.

         5. Employment Relationship. For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of either the Company, any successor corporation or a parent or subsidiary corporation (as defined in section 424 of the Code) of the Company or any successor corporation. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee, and its determination shall be final.

         6. Committee's Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Restricted Shares.

         7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

         8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, excluding any conflict-of-law rule or principle that might refer to the laws of another State or country.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and Employee has executed this Agreement, all as of the date first above written.


                                               HALLIBURTON COMPANY


                                               By:------------------------------
                                                     Thomas H. Cruikshank
                                                     Chairman of the Board and
                                                     Chief Executive Officer


                                                  ------------------------------
                                                     Richard. B. Cheney
                                                     Employee

Please Check Appropriate Item (One of the boxes must be checked):

         ---      I do not desire the alternative tax treatment provided for
         ---      in the Internal Revenue Code Section 83(b).

         ---*     I do desire the alternative tax treatment provided for in
         ---      Internal Revenue Code Section 83(b) and desire that forms
                           for such purpose be forwarded to me.



* I acknowledge that the Company has suggested that before this block is checked that I check with a tax consultant of my choice.



Please furnish the following information for shareholder records:



----------------------------                         ------------------------
(Given name and initial must be used                 Social Security Number
 for stock registry)                                 (if applicable)


----------------------------                         ------------------------
                                                     Birth Date
                                                     Month/Day/Year


----------------------------                         ------------------------
                                                     Name of Employer


----------------------------                         ------------------------
Address (Zip Code)                                   Day phone number

United States Citizen:  Yes         No___




             PROMPTLY NOTIFY THIS OFFICE OF ANY CHANGE IN ADDRESS.